UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2024

SUNSHINE BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

1177 Avenue of the Americas

5th Floor

New York , NY 10036

(Address of principal executive offices) (zip code)

(332) 216-1147

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 25, 2024, the Board of Directors of Sunshine Biopharma, Inc. (“we”, “us,” “our” or the “Company”) held its annual meeting. At the meeting the following persons were elected to the following positions:

Name	Position
Dr. Steve N. Slilaty	President and Chief Executive Officer
Dr. Abderrazzak Merzouki	Chief Science Officer
Mr. Camille Sebaaly	Chief Financial Officer and Secretary
Mr. Marc Beaudoin	Chief Operating Officer
Mr. Malek Chamoun	Chief Development Officer

Each of the aforesaid persons shall serve until the next annual meeting of the Board of Directors, their resignation or until their successors have been elected and qualified.

Previously, Dr. Merzouki had held the position of Chief Operating Officer. Mr. Beaudoin and Mr. Chamoun are new officers. The other officers are continuing in their prior positions. Mr. Chamoun is also currently President of the Company’s wholly owned subsidiary, Nora Pharma Inc.

The resumes of the Company’s new officers are as follows:

Malek Chamoun, age 39, was appointed as our Chief Development Officer in January 2024.  In 2017 he founded Nora Pharma Inc., a Canadian pharmaceutical company (“Nora Pharma”), based in Montreal, where he has been the President and CEO since inception. We acquired Nora Phara in October 2022.  Mr. Chamoun received a bachelor’s degree in business administration from Hautes Études Commerciales, Montreal, Quebec, Canada in 2008 and became a licensed CPA in Canada in 2012. He devotes all of his business time to Nora’s affairs.

Marc Beaudoin, age 57, was appointed as our Chief Operating Officer in January 2024. Mr. Beaudoin has been self-employed as a business strategy consultant, primarily in the pharmaceutical and biopharmaceutical sectors, since 2016. From 2006 to 2016, he held several executive positions at Sandoz Canada in various areas including Marketing and Communications, Strategic Planning, Business Development & Portfolio Management. As an executive and an entrepreneur, he combines expertise in strategic planning with operational and commercial execution. Mr. Beaudoin obtained his MBA from Sherbrooke University in 2018. He also holds multiple certifications (including a fellowship) from the Association for Supply Chain Management.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2024	SUNSHINE BIOPHARMA, INC.

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

3